As filed with the Securities and Exchange Commission on April 24, 2017

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 78

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 80

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, N.W., Suite 500
Washington, DC 20036-2652

Copies to:

Zachary Tackett
Atlantic Fund Services
Three Canal Plaza, Suite 600
Portland, Maine 04101

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X] on April 26, 2017, pursuant to Rule 485, paragraph (b)(1)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on ___________, pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on, pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Caravan Frontier Markets Opportunities Fund

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

Supra Institutional Shares ( CSFOX )
Institutional Shares ( CFROX )

PROSPECTUS
April 26, 2017

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

Caravan Frontier Markets Opportunities Fund (the "Fund") seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Supra Institutional Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	0.92%	0.99%
Total Annual Fund Operating Expenses	2.02%	2.09%
Fee Waiver and/or Expense Reimbursement(2)	(0.72)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.60%

(1)"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2)Caravan Capital Management, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Supra Institutional Shares to 1.30% and Institutional Shares to 1.60%, through August 1, 2019 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the current expense cap, or (ii) the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years
Supra Institutional Shares	$132	$564
Institutional Shares	$163	$608

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

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higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies located in "frontier market countries." This investment strategy may be changed at any time upon 60 days' prior notice to shareholders.

The Adviser defines the term "frontier market" as (1) those countries included in the MSCI Frontier Emerging Markets Index; or (2) those countries with a weighting of less than 2% of the MSCI Emerging Markets Index; or (3) other countries in the early stages of market development, as specifically set forth below. The MSCI Frontier Emerging Markets Index, the Fund's primary benchmark index, is a float-adjusted market capitalization index that, as of March 31, 2017, consists of indices in 34 frontier economies and is designed to measure equity market performance in global frontier markets, as defined by MSCI. The MSCI Emerging Markets Index is a float-adjusted market capitalization index that, as of March 31, 2017, consists of indices in 23 emerging economies and is designed to measure equity market performance in global emerging markets, as defined by MSCI. Frontier markets in which the Fund invests may include, among others, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Botswana, Bulgaria, Cambodia, Colombia, Cote d'Ivoire, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Hungary, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Macedonia, Malawi, Mauritius, Mongolia, Montenegro, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovakia, Slovenia, Sri Lanka, Swaziland, Tanzania, Trinidad & Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam, Zambia, and Zimbabwe. The countries that comprise frontier markets may change from time to time. The location of the companies in which the Fund invests will be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues at the time of the Fund's investment.

Potential investments will include equities of a broad range of market capitalizations, but given the focus of the investment strategy on frontier market countries, it is anticipated that a significant portion of the Fund's portfolio will be in small and medium-sized companies. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund's benchmark index, currently the MSCI Frontier Emerging Markets Index. The Fund will not invest more than 15% of its net assets in illiquid securities.

The equity securities in which the Fund invests may include common stock, preferred stock, securities convertible into common stock, rights, warrants, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund may also invest in pooled investment vehicles, including investment companies and exchange-traded funds ("ETFs") that the Adviser believes provide similar earnings, revenue, or growth potential as the equity securities in which the Fund principally invests. The Fund's investments in such pooled investment vehicles, investment companies, and ETFs will count toward satisfaction of the Fund's 80% policy.

The Fund may invest up to 20% of its net assets in the equity securities of companies in emerging and developed markets. In addition, the Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Adviser's process does not identify other appropriate investments for the Fund.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, but may also use them to increase the Fund's exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may use equity derivatives such as participation notes to achieve investment exposure to frontier market companies. The Fund may also invest directly in foreign currencies, which may be part of a hedging strategy or for speculative purposes. The Adviser may, in its discretion, seek to hedge the currency risk

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attendant to certain foreign securities positions. Currency investments may include both cash market transactions, as well as forward contracts and options. The Fund's investments in participation notes will be counted toward satisfaction of the Fund's 80% policy, as such participation notes are expected to have economic characteristics similar to the securities included within that policy.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund's principal investment strategies and principal risks is contained in the Fund's Statement of Additional Information (the "SAI"). The following principal risks could affect the value of your investment:

Cash and Cash Equivalents Risk. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's investment goals. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities investment value.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Depositary Receipts Risk. The risks of depositary receipts include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund's use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Leverage Risk Leverage is an economic effect resulting from additional investment exposure, which creates the potential for magnified gains or losses. Derivatives and other transactions that give rise to leverage may cause

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the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions to shareholders.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. The Fund's equity holdings, which include common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Foreign Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to the blockage of foreign currency exchanges or otherwise.

Foreign Currency Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to the Fund's business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund's Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

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Frontier and Emerging Markets Risk. emerging markets investments are subject to the same risks as foreign investments and also to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on frontier and emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Industry Concentration Risk (Commercial Banking). Investment opportunities in many frontier markets may be concentrated in the Commercial Banks industry. Based on the Fund's investment restriction regarding concentration, the Fund may have a high concentration of investments in the Commercial Banks industry. The Commercial Banks industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the Commercial Banks of a frontier market economy than on other industries of its economy. Because the Fund's investments will, at times, be concentrated in the Commercial Banks industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund's performance

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid securities promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Options Risk. The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options.

Participation Notes Risk. Participation notes are issued by banks or broker-dealers or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

Registered Investment Company, Exchange-Traded Funds and Exchange-Traded Products Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the investment companies, ETF or ETP invest. By investing in another investment company, ETF or ETP, the Fund becomes a shareholder of that investment company, ETF or ETP and bears its proportionate share of the fees and expenses of the other investment company, ETF or ETP.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities

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that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant.

Small- and Micro-Cap Company Risk. The Fund's investments in small and micro capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Performance Information

The Fund is newly created and does not have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. Caravan Capital Management, LLC is the Fund's investment adviser.

Portfolio Managers. Cliff Quisenberry and Ben Griffith are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the Fund since its inception in April 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 856-1516 (toll free) or writing to the Fund at Caravan Frontier Markets Opportunities Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Supra Institutional Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	$1,000,000	$100,000	$10,000
Retirement Accounts	$10,000,000	$1,000,000	$100,000	$10,000

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies And Risks

The Caravan Frontier Markets Opportunities Fund (the "Fund") seeks to generate long term capital appreciation. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies located in "frontier market countries." This investment strategy may be changed at any time upon 60 days' prior notice to shareholders.

The Adviser considers "frontier market" countries to be (1) those countries included in the MSCI Frontier Emerging Markets Index; or (2) those countries with a weighting of less than 2% of the MSCI Emerging Markets Index; or (3) other countries in the early stages of market development, as specifically set forth below. The MSCI Frontier Emerging Markets Index, the Fund's primary benchmark index, is a float-adjusted market capitalization index that, as of March 31, 2017, consists of indices in 34 frontier economies and is designed to measure equity market performance in global frontier markets, as defined by MSCI. The MSCI Emerging Markets Index is a float-adjusted market capitalization index that, as of March 31, 2017, consists of indices in 23 emerging economies and is designed to measure equity market performance in global emerging markets, as defined by MSCI. Frontier markets in which the Fund invests may include, among others, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Botswana, Bulgaria, Cambodia, Colombia, Cote d'Ivoire, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Hungary, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Macedonia, Malawi, Mauritius, Mongolia, Montenegro, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovakia, Slovenia, Sri Lanka, Swaziland, Tanzania, Trinidad & Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam, Zambia, and Zimbabwe. The countries that comprise frontier markets may change from time to time. The location of the companies in which the Fund invests will be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues at the time of the Fund's investment.

Potential investments will include equities of a broad range of market capitalizations, but given the focus of the investment strategy on frontier market countries, it is anticipated that a significant portion of the Fund's portfolio will be in small, medium and micro-cap companies. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund's benchmark index, currently the MSCI Frontier Emerging Markets Index. The Fund will not invest more than 15% of its net assets in illiquid securities.

The equity securities in which the Fund invests may include common stock, preferred stock, securities convertible into common stock, rights, warrants, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund may also invest in pooled investment vehicles, including investment companies and exchange-traded funds ("ETFs") that the Adviser believes provide similar earnings, revenue, or growth potential as the equity securities in which the Fund principally invests. The Fund's investments in such pooled investment vehicles, investment companies, and ETFs will count toward satisfaction of the Fund's 80% policy.

The Fund may invest up to 20% of its net assets in the equity securities of companies in emerging and developed markets. In addition, the Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Adviser's process does not identify other appropriate investments for the Fund.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, but may also use them to increase the Fund's exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may use equity derivatives such as participation notes to achieve investment exposure to frontier market companies. The Fund may also invest directly in foreign currencies, which may be part of a hedging strategy or for speculative purposes. The Adviser may, in its discretion, seek to hedge the currency risk

8

attendant to certain foreign securities positions. Currency investments may include both cash market transactions, as well as forward contracts and options. The Fund's investments in participation notes will be counted toward satisfaction of the Fund's 80% policy, as such participation notes are expected to have economic characteristics similar to the securities included within that policy.

Adviser's Investment Process

The Adviser's approach to managing the Fund combines top-down and bottom-up investment techniques to provide broad and diversified exposure to frontier markets. The strategy utilizes a disciplined portfolio construction process to actively select countries and companies. At the stock level, the Adviser utilizes a value-driven approach, focusing on valuations relative to fundamental quality and growth. The Adviser also employs an opportunistic style, focused primarily on investor relations, to exploit unique opportunities in frontier markets.

The Adviser's sell discipline is driven by a given security's valuation. The Adviser compares a security's market valuation with a target valuation calculated by the Adviser prior to the time the investment is made. The Adviser's decision to sell a position may also be driven by an assessment of how a given country, sector, or company affects the global positioning and characteristics of the Fund's portfolio. The Adviser may decide to sell a position when a company's fundamental outlook deteriorates because of valuation and price considerations, including as a result of implementation of laws restricting foreign investment, nationalizing or expropriating publicly traded companies, implementation of restrictive capital controls; or when a country becomes a failed state or has a significant economic collapse. In addition, the Adviser may sell a position in order to meet shareholder redemptions.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect the Fund's net asset value ("NAV") per share or total return have previously been summarized under the Fund's "Summary Section." These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund.

Cash and Cash Equivalents Risk. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's investment goals. When the Fund holds cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Fund had remained fully invested in the market. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Fund's performance and ability to achieve its investment objective.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments which could result in a loss of income from or a decline in value of the securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities investment value.

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies

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will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U. S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Depositary Receipts Risk. Investments in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. In addition, issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund's performance. The successful use of derivatives generally depends on the Adviser's ability to predict market movements.

The Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund's investments in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund's use of derivatives may also expose the Fund to greater or different risks include the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Leverage Risk. Leverage is an economic effect resulting from additional investment exposure, which creates the potential for magnified gains or losses. Derivatives and other transactions that give rise to leverage may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Fund would sell the segregated assets and/or offsetting positions.

Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary

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income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a RIC. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions to shareholders.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Foreign Currency Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Foreign Currency Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to the Fund's business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund's Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

Foreign Investments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Frontier and Emerging Markets Risk. Frontier and emerging markets investments are subject to the same risks as foreign investments and also to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on frontier and emerging markets are

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potentially illiquid and may be subject to volatility and high transaction costs. The value of the Fund's assets may be adversely affected by: political, economic, social and religious instability; changes in laws or regulations of countries within frontier and emerging markets; international relations with other nations; and military activity. Furthermore, the economies of many frontier and emerging market countries may differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payment position, and sensitivity to changes in global trade. The governments of certain countries have placed restrictions on the operational freedom of private enterprise, and have or may nationalize private assets, including securities held by the Fund. Frontier and emerging market countries also have different accounting standards, corporate disclosure, governance and regulatory requirements than does the United States. As a result, there may be less publicly available information about securities in frontier and emerging market countries. There is generally less governmental regulation of stock exchanges, brokers and issuers than in the United States, which may result in less transparency with respect to frontier and emerging market securities. The Fund may have difficulty obtaining or enforcing judgments against issuers of frontier and emerging market securities. Any adverse event in the frontier and emerging markets may have a significant adverse effect on the economies of the region as well as the Fund.

Industry Concentration Risk (Commercial Banks). Investment opportunities in many frontier markets may be concentrated in the Commercial Banks industry. Based on the Fund's investment restriction regarding concentration, the Fund, may have a high concentration of investments in the Commercial Banks industry. The Commercial Banks industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the Commercial Banks industry of a frontier market economy than on other industries of its economy. Because the Fund's investments will, at times, be concentrated in the Commercial Banks industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund's performance

Investment Risk. Investments in the Funds are subject to investment risk, including the possible loss of the entire principal amount that you invest.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than the Adviser would like and may forego other investment opportunities. There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Management Risk.  The skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund's ability to achieve its investment objective depends on the Adviser's ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Options Risk. The Fund's investment in options may have additional risks. The success of the Fund's investment in options depends upon many factors, such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

Participation Notes Risk. Participation notes are issued by banks or broker-dealers or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Fund has no rights under

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participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note. Participation notes are not traded on exchanges, are privately issued, and may be illiquid. Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Preferred stock may also be subject to credit risk.

Registered Investment Company, Exchange-Traded Funds and Exchange-Traded Products Risk. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company, ETF and ETP invests. When the Fund invests in investment company securities, ETFs or ETPs, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund's fees and expenses. As a result, an investment by the Fund in an investment company, ETF or ETP could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company, ETF or ETP. To the extent that the Fund invests in any investment company, ETF or ETP sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses. The trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant.

Small and Micro Capitalization Company Risk. The Fund's investments in small and micro capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The determination that the stock is undervalued is subjective, the market may not agree and the stock's price may not rise to what the Adviser believes is its full value. The value of the Fund's shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

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Management

The Caravan Frontier Markets Opportunities Fund (the "Fund") is a series of Forum Funds II (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's SAI.

Investment Adviser

The Fund's investment adviser is Caravan Capital Management, LLC (the "Adviser"), 950 Pacific Avenue, Suite 500, Tacoma, WA 98402. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. As of March 31, 2017, the Adviser had approximately $26 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement"). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.10% of the Fund's average annual daily net assets under the terms of the Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Supra Institutional Shares to 1.30%, and Institutional Shares to 1.60% through August 1, 2019 ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between the Trust and the Adviser will be included in the semi-annual report for the period ending September 30, 2017.

Portfolio Managers

Cliff Quisenberry is the Lead Portfolio Manager of the Caravan Frontier Markets Opportunities Fund. He is also founder, Chief Executive Officer and Chief Investment Officer of the Adviser.

Mr. Quisenberry has nearly 30 years of experience in the investment management industry, including over 20 years of experience managing portfolios of emerging market equities. Mr. Quisenberry began his career in 1987 at Fred Alger Management in New York as a research associate and was a Vice President and portfolio manager at Cutler & Company from 1990 to 1994. In 1994 he joined Parametric, a Seattle-based subsidiary of Eaton Vance, where he became Parametric's Director of Research and served as chief of emerging market strategies and portfolio manager of the Eaton Vance Tax-Managed Emerging Markets Fund (EITEX). Mr. Quisenberry introduced frontier market countries in that strategy in 1997 by investing in such countries as Kenya and Botswana. Mr. Quisenberry has been invited to speak on frontier emerging markets around the world by the CFA Institute and has been published in the Pensions & Investments and The Journal of Wealth Management, and interviewed by The Wall Street Journal, Bloomberg News and CNBC.

Mr. Quisenberry graduated magna cum laude from Yale University in 1987 with a BA degree in Economics. He has been a CFA Charter holder since 1990.

Ben Griffith is the Co-Portfolio Manager of the Caravan Frontier Markets Opportunities Fund.

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Mr. Griffith helped found Caravan in 2008 with Mr. Quisenberry where he was integral in developing the firm's research system and proprietary databases and served as Analyst and Assistant PM. After 4½ years with Caravan, he left the firm amicably in late 2012, joining Victoria 1522 Investments, LP, a Global Emerging Markets manager based in San Francisco, where he worked with the CIO to develop a sizable allocation of frontier investments in the firm's Emerging Markets strategy. Mr. Griffith returned to Caravan in mid-2014 where he resumed his primary role of focusing on company fundamental analysis, as well as country analysis and portfolio construction in his role as portfolio manager. Prior to joining Caravan in 2008, Mr. Griffith worked for Bloomberg LP from 2006-2008 where his primary role was to normalize financial statements used across Latin America equity markets and he developed the first fundamental databases for some of the frontier countries of Latin America.

Mr. Griffith graduated cum laude from Connecticut College with a BA in Economics and Latin American Studies in 2006. He has been a CFA Charter holder since 2010.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, may be voluntary, and do not affect the Adviser's contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled "Fees and Expenses."

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Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, as described below.

The NYSE is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice. Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

How to Contact the Fund

E-mail the Fund at:

caravan.ta@atlanticfundservices.com

Write the Fund:

Caravan Frontier Markets Opportunities Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Caravan Frontier Markets Opportunities Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Fund at:

(844) 856-1516 (toll free)

Wire investments:

Please contact the transfer agent at (844) 856-1516 (toll free) to obtain the ABA routing number and account number for the Fund.

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The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in non-exchange traded investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

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The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Caravan Frontier Markets Opportunities Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Caravan Frontier Markets Opportunities Fund." A $20 charge may be imposed on any returned checks.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Supra Institutional Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	$1,000,000	$100,000	$10,000
Retirement Accounts	$10,000,000	$1,000,000	$100,000	$10,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust. In addition, the Fund may waive or reduce the initial or subsequent minimum investment amounts applicable to Supra Institutional Shares for asset management firms and/or institutional investors upon entering into a letter of

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intent with the Adviser evidencing a commitment to invest at least $10 million in aggregate in the Fund within 180 days of the initial purchase. If, after 180 days, an asset management firm or institutional investor is unable to meet its commitment to invest $10 million, the Supra Institutional Shares will be converted to Institutional Shares.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

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Policy on Foreign Shareholders. The Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust's Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be

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reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

In addition, the sale of Fund shares is subject to a redemption fee of 2.00% of the amount redeemed within 90 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See "Selling Shares - Redemption Fee" for additional information.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

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How to Sell Shares from Your Account

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 856-1516 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

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Redemption Fee. If you redeem your shares in the Fund within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs.

To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;

•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•redemption of shares purchased through a dividend reinvestment program;

•redemption of shares pursuant to a systematic withdrawal plan;

•redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and

•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund's shares transferred to the financial intermediary and subsequently liquidated). Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer. Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Supra Institutional Shares	Institutional Shares
Standard Accounts	$10,000,000	$100,000
Retirement Accounts	$10,000,000	$100,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

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Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

The Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. The Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations - subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

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The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

The Fund (or its administrative agent) is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem ("Covered Shares"). Cost basis will be calculated using the Fund's default method, which is first-in first-out, unless you instruct the Fund in writing to use a different acceptable method for basis determination (e.g. average basis or specific identification method). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in the Fund.

Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

For further information about the tax effects of investing in the Fund, please see the SAI. This discussion is not intended or written to be used as tax advice.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Adviser, Sub-Adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide

26

services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

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CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

SUPRA INSTITUTIONAL SHARES (CSFOX)

INSTITUTIONAL SHARES (CFROX)

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Caravan Frontier Markets Opportunities Fund
P.O. Box 588
Portland, Maine 04112
(844) 856-1516 (toll free)

caravan.ta@atlanticfundservices.com

The annual/semi-annual reports and SAI are not available on the Fund's website as the Fund does not maintain a website at this time.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

206-PRU-0417

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842

STATEMENT OF ADDITIONAL INFORMATION

April 26, 2017

Caravan Frontier Markets Opportunities Fund

Supra Institutional Shares (CSFOX)
Institutional Shares (CFROX)

Investment Adviser:

Caravan Capital Management, LLC
950 Pacific Avenue, Suite 500
Tacoma, WA 98402

Account Information and Shareholder Services:

Caravan Frontier Markets Opportunities Fund
P.O. Box 588
Portland, Maine 04112
(844) 856-1516 (toll free)
caravan.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated April 26, 2017, as it may be amended from time to time (the "Prospectus"), offering Supra Institutional and Institutional Shares of the Caravan Frontier Markets Opportunities Fund (the "Fund"), a series of Forum Funds II (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus.

The Fund has not commenced operations as of the date hereof and thus the Fund's financial statements are not available at this time. In the future, copies of the Fund's Annual Report may be obtained without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" or "Caravan" means Caravan Capital Management, LLC, the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"CFTC" means the U.S. Commodity Futures Trading Commission.

"Code" means the Internal Revenue Code of 1986, as amended.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRS" means the Internal Revenue Service.

"NAV" means net asset value per share.

"RIC" means a regulated investment company under Subchapter M of the Code.

"SEC" means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified, open-end series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risks. The Fund may engage in any of the following investment practices if such investment or practice is consistent with the Fund's investment objective. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks of investing in the Fund.

The following paragraphs provide more detail regarding the Fund's investment policies and the associated risks. Other than the principal investment strategies listed in the Prospectus, the following strategies and instruments are non-principal strategies of the Fund.

Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Holding Company Depositary Receipts ("HOLDRs"), New York Registered Shares ("NYRs") or American Depositary Shares ("ADSs"). ADRs typically are issued by a United States of America ("U.S.") bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in the U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the U.S. HOLDRs trade on the New York Stock Exchange ("NYSE") and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer's home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund may invest in ADRs in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price.

Foreign Investments

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Foreign brokerage commissions and custody fees are generally higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The value of the Fund's investments may be affected by inflation, trade deficits, changes in interest rates, budget deficits and low savings rates, political factors and other factors. Trade deficits often cause inflation making a country's goods more expensive and less competitive thereby reducing the demand for that country's currency. High interest rates tend to increase currency values in the short-term by making such currencies attractive to investors; however, long-term results may be the opposite as high interest rates are often the product of high inflation. Political instability in a country can also cause a currency to depreciate if it appears that the country is inhospitable to business and foreign investment. In addition, various central banks may manipulate the exchange rate movements through their own buying and selling and can influence people's expectation with regard to the direction of exchange rates.

Participation Notes. The Fund may invest in participation notes, which are offshore derivatives instruments issued to foreign institutional investors that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities. Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund.

However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline.

Emerging Markets . The value of the Fund's assets may be adversely affected by political, economic, social and religious instability; changes in laws or regulations of countries within emerging markets; international relations with other nations; and military activity. Furthermore, the economies of many emerging market countries may differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payment position, and sensitivity to changes in global trade. The governments of certain countries have placed restrictions on the operational freedom of private enterprise, and have or may nationalize private assets, including securities held by the Fund. Emerging market countries also have different accounting standards, corporate disclosure, governance and regulatory requirements than does the United States. As a result, there may be less publicly available information about securities in emerging market countries. There is generally less governmental regulation of stock exchanges, brokers and issuers than in the United States, which may result in less transparency with respect to emerging market securities. The Fund may have difficulty obtaining or enforcing judgments against issuers of emerging market securities. Any adverse event in the emerging markets may have a significant adverse effect on the economies of the region as well as the Fund.

Investing in emerging markets involve greater risks than investing in more developed markets because, among other things, emerging markets are often less stable politically and economically. The economies of emerging market countries are smaller and less developed than that of the United States. Securities markets of such countries are substantially smaller, less liquid, and more volatile than securities markets in the United States. Brokerage commissions, custodian services fees, withholding taxes, and other costs relating to investment in emerging markets are generally higher than in the United States.

Frontier Markets. Investing in the securities of issuers operating in frontier markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in frontier market countries are magnified. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier market country, the Fund will be subject to heightened risk associated with investing in frontier market countries and additional risks associated with that particular country. A government of a frontier market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The value of the Fund's investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Taxes. The interest and dividends payable to the Fund on certain of its foreign portfolio securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to the Fund's shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standards of care in the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.

Foreign Currencies Transactions

The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such a forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

At or before settlement of a forward currency contract, the Fund may deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract but see "Non-Deliverable Forwards" below. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated money market instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For the purpose of hedging, efficient portfolio management, generating income and/or enhancement of returns, The Fund may also, from time to time, enter into derivative currency transactions, such as forward contracts including currency forwards, cross currency forwards (each of which may result in net short currency exposures), financial and index futures contracts (including currency and currency index futures contracts) or options on currencies or such futures contracts. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The successful use of these transactions will usually depend on the manager's ability to forecast accurately currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions; for example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

For hedging purposes, The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the Code.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the Fund may invest in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Non-Deliverable Forwards. The Fund may also enter into forward contracts that do not provide for physical settlement of two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps, they may in the future be required to be centrally cleared and traded on public facilities.

Foreign Currency Transaction Risk. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Currency Fluctuations. The value of the Fund's investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) does not exceed 5% of the liquidation value of the fund's portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser's ability to use derivatives as part of the Fund's investment strategies. Although the Adviser expects to be able to execute the Fund's strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account in the prescribed amount. The value of the segregated assets, which is marked to market daily, will be at least equal to the Fund's commitment under these transactions less any proceeds or margin on deposit. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

Leverage Transactions

Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33⅓% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records, cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with BNP Paribas ("Custodian") in the prescribed amount. The asset value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions less any proceeds or margin on deposit.

Investment Company Securities, Exchange Traded Funds ("ETFs"), Exchange Traded Products ("ETPs") and Exchange Traded Notes ("ETNs")

The Fund may invest in shares of open-end and closed-end investment companies, to the extent permitted by the 1940 Act. In addition, The Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS, NASDAQ 100 Index Tracking Stock ("QQQs") iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's Advisory fee and other expenses, in addition to its own expenses.

As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the U.S., see the risks related to foreign securities described above.

ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

ETPs. The Fund may invest in ETPs. The Fund is subject to the same risks as the underlying ETPs because the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying instruments the ETP is designed to track. Lack of liquidity in an underlying ETP can result in its value being more volatile than the underlying instruments.

ETNs. The Fund may invest in ETNs, which are structured debt securities. ETNs' liabilities are unsecured general obligations of the issuer. Most ETNs are designed to track a particular market segment or index. ETNs have expenses associated with their operation. When the Fund invests in an ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETN's expenses. The risks of owning an ETN generally reflect the risks of owning the instruments the ETN is designed to track, although lack of liquidity in an ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETN. The value of an ETN security also should be expected to fluctuate with the credit rating of the issuer.

Illiquid and Restricted Securities

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund have a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (sometimes called restricted securities).

Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would have been available if the security were more liquid. Although there is a substantial market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Limitations on resale may have an adverse effect on the marketability of a security and the Fund also might have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Adviser determines and monitors the liquidity of Fund assets under management, pursuant to guidelines approved by the Board, and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker-dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid pursuant to guidelines adopted by the Board.

Temporary Defensive Position and Cash Investments

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund's investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Cyber-Security

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. In addition, if the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, the Fund continuously monitors its holdings in illiquid securities.

Fundamental Limitations. The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. The Fund will not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in commodities business or have a significant portion of their assets in commodities.

7. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund's benchmark index.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and applicable SEC staff interpretations.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

With respect to the fundamental policy relating to concentrating investments in a particular industry or group of industries set forth in (7) above, the Fund uses the industry-level designations set forth in the Standard Industry Classification System. While the Fund's assets will be invested in various industries that, when combined, will represent more than 25% of its total assets, the Fund does not intend to maintain more than 25% of its assets in any specific group of industries.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different boards of trustees. The Trust's Board oversees its 14 separate series, and another board of trustees oversees Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	48	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	24	Trustee, Forum ETF Trust; Trustee, Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	24	Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	24	Trustee, U.S. Global Investors Funds.
John Y. Keffer[1] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Holdings Corp. I, since 1997.	48	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance, having served as chief financial officer for an integrated media company and a not-for-profit organization. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has experience in the financial services and investment management industry, including experience in fixed-income sales and quantitative research for hedge funds and as a principal of a registered investment adviser.

Stacey E. Hong: Mr. Hong has experience in auditing as a certified public accountant, and in the financial services industry as the president of a fund service provider specializing in administration, accounting, and transfer agency services for pooled investment products. Mr. Hong serves as a principal executive officer, and has served as the principal financial officer, for certain investment companies.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and Core Trust from 1995 to 2006 and continues to serve as an interested trustee of Forum Funds, Forum ETF Trust and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2016¹	Aggregate Dollar Range of Ownership as of December 31, 2016 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Stacey E. Hong	None	None
John Y. Keffer	None	None

¹ The Fund had not commenced operations prior to the date of this SAI. Accordingly, no trustee owns shares of the Fund.
B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2016, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2017, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended March 31, 2017, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker, Moyer and Hong. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2017, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $16,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $5,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

The following table sets forth the fees estimated to be paid to each trustee by the Fund and the Trust for the fiscal year ending March 31, 2018.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
David Tucker	$1,508	N/A	$97,000
Mark D. Moyer	$1,149	N/A	$31,000
Jennifer Brown-Strabley	$1,149	N/A	$31,000

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Stacey E. Hong	$0	N/A	$0
John Y. Keffer	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. Caravan Capital Management, LLC ("Adviser") is a Delaware limited liability company controlled by its Managing Member, Cliff Quisenberry, through equity ownership interests. The Adviser is an SEC-registered investment adviser located at 950 Pacific Avenue, Suite 500, Tacoma, WA 98402.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2017:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Cliff Quisenberry	None	1 account $11 million	2 accounts $15 million	None	1 account $11 million	2 accounts $15 million
Ben Griffith	None	1 account $11 million	2 accounts $15 million	None	1 account $11 million	2 accounts $15 million

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Fund and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. Portfolio Managers are either employees or partners of the Adviser. Portfolio Manager compensation is generally comprised of salary or guaranteed payments, incentive compensation, and equity ownership. Salary or guaranteed payments are determined by factors such as the Portfolio Manager's qualifications, experience, length of service and overall level of responsibility. Incentive compensation is tied to the relative performance of the investment portfolios managed by the Portfolio Manager. Eligibility and amount of any incentive compensation is tied to the achievement of the business goals of the Adviser. Portfolio Managers may also be awarded equity ownership in the Adviser, which vests subject to achievement of key business and investment management metrics.

Portfolio Manager Ownership in the Fund. The Fund has not yet commenced operations prior to the date of this SAI. Accordingly, the Fund's portfolio managers do not own any shares of the Fund.

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.10% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Supra Institutional Shares and Institutional Shares of the Fund to 1.30% and 1.60%, respectively, of the Fund's average daily net assets at least August 1, 2019 ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fee waiver or expense reimbursement (2) such payment is approved by the Board and (3) such payment does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, the amount of advisory fees paid is not provided.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, neither the Adviser nor any employee, agent, director, or officer of the Adviser shall be liable for any mistake of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission with respect to the Trust, the Fund, or any of the Fund's shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser's bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") has been the distributor (also known as principal underwriter) of the shares of the Fund since it reorganized as a separate series of the Trust and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne by the Fund and through the Fund, by its Shareholders.

As Administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, also maintains certain books and records of the Fund that are required by applicable federal regulations.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, fee data for the aforementioned services are not provided.

Custodian. BNP Paribas (the "Custodian") is the custodian for the Fund. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 787 Seventh Avenue, New York, New York 10019.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

The Fund had not commenced operations prior to the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser's clients and the Fund's investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Fund did not direct brokerage to any broker for research services provided to the Fund during the fiscal year.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, data regarding the Fund's regular broker-dealers is not included.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders or a copy of the Fund's latest Form N-Q, when it is available, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by the Fund's officers and, if applicable, the Board. The Fund's portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers may have access, but not on a daily real-time basis, to the Fund's nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to the officer determination and Board reporting requirements discussed in the next paragraph.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Trust's Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV per share.

The Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of the Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price from the primary exchange where the security is listed, as provided by an independent pricing service. For other securities or securities not listed on an exchange, or if no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the "General Information" section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a regulated investment company ("RIC") under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends to elect and qualify, for each taxable year as a RIC under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as the Fund's fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership ("QPTP") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from income described in clause (1).

•The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Certain Tax Rules Applicable to Fund Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Diversification Requirements, which may have a negative impact on the Fund's income and performance.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is "qualified dividend income" (as described below) would be subject to federal income tax at the rates for net capital gain - a maximum of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status, and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund's after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over ¹/9 of its gross income that is such qualifying income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If the Fund fails to satisfy either of the Diversification Requirements (other than a "de minimis" failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.

Deferral of Late Year Losses.The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" includes:

•any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

•the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

B. Fund Distributions

Each distribution by the Fund will be treated in the manner described below regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of Net Investment Income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If a shareholder is a taxable investor, these distributions generally will be taxable to the shareholder as ordinary income to the extent of the Fund's earnings and profits.

Qualified Dividend Income for Individuals. A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals and certain other non-corporate shareholders at maximum federal tax rates of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status. A distribution is treated as qualified dividend income by a shareholder to the extent that (1) the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met, and (2) the shareholder meets those requirements with respect to Fund shares on which the distribution is paid. To the extent that the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund's distributions of dividends that it receives from U.S. real estate investment trusts, derivatives, fixed income securities, and PFICs generally will not constitute qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Distributions of Capital Gains. The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. The Fund may derive capital gain and loss in connection with sales of other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. These distributions will not qualify for the corporate dividends-received deduction or as qualified dividend income for non-corporate shareholders.

Return of Capital. A distribution by the Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce the shareholder's tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero. Return of capital distributions can occur for a number of reasons, including, among others, the Fund over-estimates the income to be received from certain investments.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. All capital loss carryovers are listed in the Fund's financial statements.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. When a shareholder purchases shares, the NAV of their shares may reflect undistributed net investment income, undistributed capital gains or net unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder unless the shareholder is investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in December and Paid in January. Ordinarily, a shareholder is required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Annual Statements. The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Medicare Tax. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or other taxable disposition of Fund shares) reduced by the deductions properly allocable to such income, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Pass Through of Foreign Tax Credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass through of foreign tax credits to shareholders.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under "Investment Policies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC Investments. If the Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, for the taxable year, either (1) derives at least 75% of its gross income for the taxable year from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets it holds produce, or are held for the production of, "passive income." The Fund's distributions of income from any PFICs will not be eligible for the 15% or 20% maximum federal income tax rate on individuals' "qualified dividend income" described above.

The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) at the end of the Fund's fiscal and excise tax years an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of such year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described below. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Investments in Convertible Debt Securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer's other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the calendar year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any "specified gain" or "specified loss" (see, "Deferral of Late Year Losses" above for the definition of "specified gain" and "specified loss") realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include any "specified gain" or "specified loss" incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the redemption (i.e., a wash sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information.The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired in the Fund where the cost basis of the shares is known by the Fund (referred to as "covered shares"). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

G. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information' therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries cannot be determined. Under certain circumstances, the Fund may elect to pass-through the amount of foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

H. Non-U.S. Investors

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act ("FATCA"). Under the FATCA, a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

I. Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•provide your correct social security or taxpayer identification number,

•certify that this number is correct,

•certify that you are not subject to backup withholding, and

•certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

The Fund is newly organized and has not yet commenced operations.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust's Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust's officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

The Trust's and the Adviser's proxy voting procedures are included in Appendices B and C, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (844) 856-1516 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Trust's independent registered public accounting firm, BBD, audits and reports on the Fund's annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - TRUST PROXY VOTING PROCEDURES

Forum Funds II
Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

B-1

(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

B-2

APPENDIX C - ADVISER PROXY VOTING PROCEDURES

Caravan Capital Management, LLC - Proxy Voting Procedures

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

Caravan may vote proxies for some of its Clients, however as a practical matter in Frontier Emerging Markets, it may be difficult for advisors to vote on client securities due to several issues (logistical, bureaucratic challenges, etc). Caravan has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedures, Caravan considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

• Caravan does not maintain a written proxy voting policy as required by Rule 206(4)-6;

• Proxies are not voted in Clients' best interests;

• Proxies are not identified and voted in a timely manner;

• Conflicts between Caravan's interests and the client are not identified; therefore, proxies are not voted appropriately;

• The third-party proxy voting services utilized by Caravan is not independent; and

• Proxy voting records and client requests to review proxy votes are not maintained.

Caravan has established the following guidelines as an attempt to mitigate these risks.

Policy

It is the policy of Caravan to vote proxies in the interest of maximizing value for Caravan's Clients. Proxies are an asset of a client, which should be treated by Caravan with the same care, diligence, and loyalty as any asset belonging to a client. To that end, Caravan will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client's cost.

Procedures
Voting Proxies

• These proxy voting procedures are designed to enable Caravan to resolve material conflicts of interest with Clients before voting their proxies.

• Caravan shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the CCO and/or CIO who will obtain proxy voting information from client agreements.

• As part of the account opening procedures, the CCO will update the proxy voting list to reflect whether or not Caravan will be responsible for voting proxies for the new client.

• Caravan shall work with the client to ensure that Caravan is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that Caravan should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

• Caravan may retain a third party service provider to assist in the proxy voting process. Caravan has retained ISS, a third party service provider, to assist in the proxy voting process. The CCO conducts a monthly review of upcoming company meetings requiring votes and makes any necessary adjustments to ISS' initial ballots before they are cast. The ISS system records all votes cast by each Client account. Caravan will provide such voting records as required to complete periodic Form N-PX filings for the Caravan Frontier Markets Opportunities Fund.

• For any Client who has provided specific voting instructions, the COO shall vote that Client's proxy in accordance with the Client's written instructions.

• Client proxies will be voted using recommendations from ISS unless Caravan receives voting recommendations from a client or ISS recommendations are determined to be inconsistent with the best interest of Clients. When deviating from ISS' recommendations, Caravan will keep a written explanation of the reason for the deviation, as well as a representation that Caravan is not conflicted in making the chosen voting decision.

• The CCO will reasonably try to assess any material conflicts between Caravan's interests and those of its Clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

• Caravan may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

• Caravan is not required to vote every proxy and such should not necessarily be construed as a violation of Caravan's fiduciary obligations. Caravan shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when Caravan's analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign Security may require that the adviser engage a translator or travel to a foreign country to vote in person).

• The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Caravan believes it may be in its Clients' best interests for Caravan not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by Caravan.

• The CCO will report any attempts by Caravan's personnel to influence the voting of proxies in a manner that is inconsistent with Caravan's Policy. Such report shall be made to Caravan's CEO, or if the CEO is the person attempting to influence the voting, then to Caravan's outside counsel.

• All proxy votes will be recorded and the following information will be maintained:

•The name of the issuer of the portfolio Security;

•The exchange ticker symbol of the portfolio Security;

•The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio Security;

•The shareholder meeting date;

•The number of shares Caravan is voting on firm-wide;

•A brief identification of the matter voted on;

•Whether the matter was proposed by the issuer or by a Security holder;

•Whether or not Caravan cast its vote on the matter;

•How Caravan cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•Whether Caravan cast its vote with or against management; and

•Whether any client requested an alternative vote of its proxy.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

• Conflict: Caravan retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in Caravan's client portfolios. For example, Caravan may be retained to manage Company A's pension fund. Company A is a public company and Caravan client accounts hold shares of Company A. This type of relationship may influence Caravan to vote with management on proxies to gain favor with management. Such favor may influence Company A's decision to continue its advisory relationship with Caravan

• Conflict: Caravan retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in Caravan's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

• Conflict: Caravan's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in Caravan's client portfolios. The spouse could attempt to influence Caravan to vote in favor of management.

• Conflict: Caravan or an Employee(s) personally owns a significant number of an issuer's securities that are also held in Caravan's client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Caravan to vote proxies in contradiction to the policy.

• Conflict: Caravan or its affiliate has a financial interest in the outcome of a vote, such as when Caravan receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Caravan realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Caravan's ability to vote proxies in an objective manner.

In addition, any attempts by others within Caravan to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Caravan to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

Caravan's Receipt of Class Actions

Caravan recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, Investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If "Class Action" documents are received by Caravan on behalf of its Client Accounts, Caravan will ensure that the Client Accounts either participate in, or opt out of, any class action settlements received. Caravan will determine if it is in the best interest of the Client Accounts to recover monies from a class action. The CIO will determine the action to be taken when receiving class action notices. In the event Caravan opts out of a class action settlement, Caravan will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by Caravan for a private client, i.e. separate managed account, Caravan will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Caravan is not qualified to make for the client. Therefore Caravan will not file "Class Actions" on behalf of any client.

Recordkeeping

Caravan will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

1.	Client request to review proxy votes:

•Any request, whether written (including email) or oral, received by any Employee of Caravan, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

•In order to facilitate the management of the proxy voting record keeping process, and to facilitate the dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Caravan for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.1

•Any report disseminated to a client(s) will contain the following legend:

"This report contains the full proxy voting record of Adviser Caravan. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise)."

•Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including email) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

•Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

2.	Proxy statements received regarding client securities:

•Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Caravan is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

3.	Proxy voting records:

•A record of how Caravan voted Client proxies.

•Documents prepared or created by Caravan that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

Disclosure

Caravan will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how Caravan voted proxies.

Proxy Solicitation

As a matter of practice, it is Caravan's policy to not reveal or disclose to any client how Caravan may have voted (or intends to vote) on a particular proxy until after it votes the proxy. Caravan will not generally disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

1 For clients who have provided Caravan with specific direction on proxy voting, the CCO will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Caravan voted clients not providing direction.

PART C OTHER INFORMATION

Item 28.		Exhibits
(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).
	(ii)	Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(b)		By-laws - None.
(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant's Trust Instrument.
(d)	(1)	Investment Advisory Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (d) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(2)	Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(2)(A)	Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(3)	Investment Advisory Agreement between Registrant and CVR Portfolio Funds LLC dated December 26, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(3) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(4)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and SSARIS Advisors, LLC dated January 16, 2015 (Exhibit incorporated by reference as filed Exhibit (d)(4) of Post-Effective Amendment No. 31 via EDGAR on April 24, 2015, accession number 0001435109-15-000325).
	(5)	Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(6)	Sub-Advisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(7)	Sub-Advisory Agreement between Acuitas Investments, LLC and Algert Global, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(8)	Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(9)	Sub-Advisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(10)	Sub-Advisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(11)	Sub-Advisory Agreement between Acuitas Investments, LLC and Opus Capital Group, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(12)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(12) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(13)	Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (d)(13) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

	(14)	Investment Advisory Agreement between Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (d)(14) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
	(14)(A)	Appendix to Investment Advisory Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h)(14)(A) of Post-Effective Amendment No. 68 via Edgar on December 16, 2016, accession number 0001435109-16-002277).
	(15)	Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h)(15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
	(16)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (d)(16) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(17)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(18)	Investment Advisory Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (d)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
	(19)	Sub-Advisory Agreement between Acuitas Investments, LLC and WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (d)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).
	(20)	Investment Advisory Agreement between Registrant and Caravan Capital Management, LLC is filed herewith.
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated June 27, 2013 (Exhibit incorporated by reference as filed as Exhibit (e) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.
	(2)	Distribution Agreement Novation between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed Exhibit (e)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).
(f)		Bonus or Profit Sharing Contracts - None.
(g)		Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Custodian Agreement between Registrant and MUFG Union Bank, N.A. (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 68 via Edgar on December 16, 2016, accession number 0001435109-16-002277).
	(2)	Custodian Agreement between Registrant and BNP Paribas to be filed by further amendment.
(h)	(1)	Services Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement is filed herewith.
	(2)	Expense Limitation Agreement between Registrant and Phocas Financial Corporation (Exhibit incorporated by reference as filed Exhibit (h)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).
	(3)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 70 via EDGAR on January 25, 2017, accession number 0001435109-17-000038).
	(4)	Expense Limitation Agreement between Registrant and CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (h)(4) of Post-Effective Amendment No. 75 via EDGAR on March 27, 2017, accession number 0001435109-17-000182).

	(5)	Expense Limitation Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (h)(5) of Post-Effective Amendment No. 64 via Edgar on October 25, 2016, accession number 0001435109-16-002141).
	(6)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(6) of Post-Effective Amendment No. 71 via Edgar on October 25, 2016, accession number 0001435109-17-000040).
	(7)	Expense Limitation Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 36 via EDGAR on August 14, 2015, accession number 0001435109-15-000770).
	(8)	Expense Limitation Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h)(8) of Post-Effective Amendment No. 70 via EDGAR on January 25, 2017, accession number 0001435109-17-000038).
	(9)	Expense Limitation Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h)(9) of Post-Effective Amendment No. 66 via EDGAR on November 22, 2016, accession number 0001435109-16-002211).
	(10)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC relating to Baywood SociallyResponsible Fund (Exhibit incorporated by reference as filed Exhibit (h)(10) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400) is now superceded by Exhibit (h)(3) listed above.
	(11)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(12)	Expense Limitation Agreement between Registrant and Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (h)(12) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
	(13)	Expense Limitation Agreement between Registrant and Caravan Capital Management, LLC is filed herewith.
(i)		Opinion and consent of Counsel is filed herewith.
(j)		None.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(m)		Amended and restated Rule 12b-1 Distribution Plan dated July 26, 2013 adopted by Registrant for Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood SKBA ValuePlus Fund, CVR Dynamic Allocation Fund, Phocas Real Estate Fund and The BDC Income Fund (Exhibit incorporated by reference as filed Exhibit (h)(6) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(1)	Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed Exhibit (m)(1) of Post-Effective Amendment No. 68 via Edgar on December 16, 2016, accession number 0001435109-16-002277).
	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).
(n)		Amended and restated Rule 18f-3 Plan dated July 26, 2013 adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Caravan Frontier Markets Opportunities Fund is filed herewith.
(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).

(2)	Code of Ethics for Phocas Financial Corporation (Exhibit incorporated by reference as filed as Exhibit (p)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(3)	Code of Ethics adopted by SKBA Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(3) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
(4)	Code of Ethics adopted by CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (p)(4) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
(5)	Code of Ethics adopted by SSARIS Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(5) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
(6)	Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(7)	Code of Ethics adopted by Advisory Research, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(7) of Post-Effective Amendment No. 75 via EDGAR on March 27, 2017, accession number 0001435109-17-000182).
(8)	Code of Ethics adopted by Algert Global, LLC (Exhibit incorporated by reference as filed Exhibit (p)(8) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
(9)	Code of Ethics adopted by ClariVest Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(10)	Code of Ethics adopted by DePrince, Race & Zollo, Inc (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(11)	Code of Ethics adopted by Falcon Point Capital, LLC (Exhibit incorporated by reference as filed Exhibit (p)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(12)	Code of Ethics adopted by Opus Capital Group, LLC (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(13)	Code of Ethics adopted by Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(13) of Post-Effective Amendment No. 61 via EDGAR on June 22, 2016, accession number 0001435109-16-001743)..
(14)	Code of Ethics adopted by Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(14) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
(15)	Code of Ethics adopted by Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (p)(15) of Post-Effective Amendment No. 63 via Edgar on October 3, 2016, accession number 0001435109-16-002098).
(16)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (p)(16) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(17)	Code of Ethics adopted by ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(18)	Code of Ethics adopted by Dundas Partners, LLP (Exhibit incorporated by reference as filed Exhibit (p)(18) of Post-Effective Amendment No. 52 via Edgar on February 26, 2016, accession number 0001435109-16-001415).
(19)	Code of Ethics adopted by WCM Investment Management (Exhibit incorporated by reference as filed Exhibit (p)(19) of Post-Effective Amendment No. 58 via Edgar on April 21, 2016, accession number 0001435109-16-001549).
(20)	Code of Ethics adopted by Caravan Capital Management, LLC is filed herewith.

Other Exhibits:

(A)	Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant's Trust Instrument provides as follows:

"ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Phocas Financial Corporation includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from conduct by the Adviser that constitutes bad faith, willful misfeasance, negligence, or reckless disregard of its duties and obligations under this Agreement. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or the Fund or that the Trust or the Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(d) The Adviser and the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and CVR Portfolio Funds, LLC, SKBA Capital Management, LLC, Acuitas Investments, LLC, Gurtin Fixed Income Management, LLC, Northwood Securities LLC and ABR Dynamic Funds, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Full Circle Advisors, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. Neither the Adviser nor any employee, agent, director or officer of the Adviser shall be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors are a result of the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Trust.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Trust agrees to indemnify and hold harmless the Adviser and its employees, agents, directors and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character that are based on or arise out of or in any way related to (i) any breach of the Trust's obligations under this Agreement, except to the extent caused by the Adviser's act or omission, and (ii) any breach of a representation or warranty of the Trust or the Fund set forth in this Agreement.

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant brokerdealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the "Brokers"), require that Distributor enter into dealer agreements (the "Non-Standard Dealer Agreements") that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor's actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor's obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor's reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) Phocas Financial Corporation

With respect to Phocas Financial Corporation, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64317).  The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) CVR Portfolio Funds LLC

With respect to CVR Portfolio Funds LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78840). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Advisory Research, Inc.

With respect to Advisory Research, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-14172). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Algert Global, LLC

With respect to Algert Global, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61878). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) DePrince, Race & Zollo, Inc.

With respect to DePrince, Race & Zollo, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Falcon Point Capital, LLC

With respect to Falcon Point Capital, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61442). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Gurtin Fixed Income Management, LLC

With respect to Gurtin Fixed Income Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68396). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at

www.adviserinfo.sec.gov.

(k) Northwood Securities LLC

With respect to Northwood Securities LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80143). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m) ROW Asset Management, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78326). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n) Dundas Partners, LLP

With respect to Dundas Partners, LLP, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96275). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o) WCM Investment Management

With respect to WCM Investment Management, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11916). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p) Caravan Capital Management, LLC

Caravan Capital Management, LLCis expected to file an Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC. When effective, the Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	43.	OSI ETF Trust
2.	Absolute Shares Trust	44.	Palmer Square Opportunistic Income Fund
3.	AdvisorShares Trust	45.	PENN Capital Funds Trust
4.	American Beacon Funds	46.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
5.	American Beacon Select Funds	47.	Pine Grove Alternative Institutional Fund
6.	Ark ETF Trust	48.	Plan Investment Fund, Inc.
7.	Avenue Mutual Funds Trust	49.	PMC Funds, Series of Trust for Professional Managers
8.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	50.	Quaker Investment Trust
9.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	51.	Ramius Archview Credit and Distressed Fund
10.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	52.	Renaissance Capital Greenwich Funds
11.	Bridgeway Funds, Inc.	53.	RMB Investors Trust (f/k/a Burnham Investors Trust)

12.	Brinker Capital Destinations Trust	54.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
13.	Center Coast MLP & Infrastructure Fund	55.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	56.	Salient MF Trust
15.	Context Capital Funds	57.	SharesPost 100 Fund
16.	CornerCap Group of Funds	58.	Sound Shore Fund, Inc.
17.	Davis Fundamental ETF Trust	59.	Steben Alternative Investment Funds
18.	Direxion Shares ETF Trust	60.	Steben Select Multi-Strategy Fund
19.	Eaton Vance NextShares Trust	61.	Strategy Shares
20.	Eaton Vance NextShares Trust II	62.	The 504 Fund (f/k/a The Pennant 504 Fund)
21.	EIP Investment Trust	63.	The Community Development Fund
22.	Evanston Alternative Opportunities Fund	64.	Third Avenue Trust
23.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	65.	Third Avenue Variable SeriesTrust
24.	FEG Absolute Access Fund I LLC	66.	TIFF Investment Program
25.	FlexShares Trust	67.	Turner Funds
26.	Forefront Income Trust	68.	U.S. Global Investors Funds
27.	Forum Funds	69.	Victory CEMP US 500 Volatility Wtd Index ETF, a series of Victory Portfolios
28.	Forum Funds II	70.	Victory CEMP US Small Cap Volatility Wtd Index ETF, a series of Victory Portfolios
29.	FQF Trust	71.	Victory CEMP International Volatility Wtd Index ETF, a series of Victory Portfolios
30.	Guinness Atkinson Funds	72.	Victory CEMP Emerging Market Volatility Wtd Index ETF, a series of Victory Portfolios
31.	Henderson Global Funds	73.	Victory CEMP US Large Cap High Div Volatility Wtd Index ETF, a series of Victory Portfolios
32.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	74.	Victory CEMP US Small Cap High Div Volatility Wtd Index ETF, a series of Victory Portfolios
33.	Horizons ETF Trust	75.	Victory CEMP International High Div Volatility Wtd Index ETF, a series of Victory Portfolios
34.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)	76.	Victory CEMP US Discovery Enhanced Volatility Wtd Index ETF, a series of Victory Portfolios
35.	Infinity Core Alternative Fund	77.	Victory CEMP US 500 Enhanced Volatility Wtd Index ETF, a series of Victory Portfolios
36.	Ironwood Institutional Multi-Strategy Fund LLC	78.	Victory CEMP Developed Enhanced Volatility Wtd Index ETF, a series of Victory Portfolios
37.	Ironwood Multi-Strategy Fund LLC	79.	Victory CEMP US EQ Income Enhanced Volatility Wtd Index ETF, a series of Victory Portfolios
38.	John Hancock Exchange-Traded Fund Trust	80.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
39.	Manor Investment Funds	81.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
40.	Miller/Howard Funds Trust	82.	Wintergreen Fund, Inc.
41.	Miller/Howard High Income Equity Fund	83.	WisdomTree Trust
42.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on April 24, 2017.

FORUM FUNDS II

By:	/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 24, 2017.

(a) Principal Executive Officer

/s/ Jessica Chase

Jessica Chase

Principal Executive Officer

(b) Principal Financial Officer

/s/ Karen Shaw

Karen Shaw

Principal Financial Officer

(c) A majority of the Trustees

/s/ Stacey E. Hong

Stacey E. Hong, Trustee

John Y. Keffer, Trustee*

David Tucker, Trustee*

Mark Moyer, Trustee*

Jennifer Brown-Strabley, Trustee*

By: /s/ Zachary R. Tackett

Zachary R. Tackett

As Attorney-in-fact

*Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(d)(20)	Investment Advisory Agreement between Registrant and Caravan Capital Management, LLC is filed herewith.
(e)(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.
(h)(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement is filed herewith.
(h)(13)	Expense Limitation Agreement between Registrant and Caravan Capital Management, LLC is filed herewith.
(i)	Opinion and consent of Counsel is filed herewith.
(n)	Amended and restated Rule 18f-3 Plan dated July 26, 2013 adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood ValuePlus Fund, Baywood SociallyResponsible Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Caravan Frontier Markets Opportunities Fund is filed herewith.
(p)(20)	Code of Ethics adopted by Caravan Capital Management, LLC is filed herewith.